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                                                                   EXHIBIT 10.8



                       SECURITY AGREEMENT AND STOCK PLEDGE


         This SECURITY AGREEMENT AND STOCK PLEDGE (the "Agreement"), made and entered into on this the 8th day of October, 1998, by and between CITIZENS FIRST CORPORATION, of 1101 College Street, Bowling Green, Kentucky 42101, a Kentucky corporation, (hereinafter "Debtor"), and FIRST SECURITY BANK OF LEXINGTON, 400 East Main Street, Lexington, Kentucky 40507, (hereinafter referred to as "Secured Party").

          For valuable consideration received, including, without limitation, the mutual covenants contained herein and the mutual benefits to be derived herefrom, the parties hereby promise, covenant and agree as follows:

          1. Debtor hereby assigns, transfers to and pledges unto Secured Party the following described property, hereinafter "Collateral," and hereby also grants to Secured Party a security interest in all said Collateral:

               Morgan Keegan and Company, Inc., Account No.
              _________________, together with all cash, securities and other assets from time to time maintained in the account

          The Collateral hereunder shall include all proceeds from the foregoing and all substitutes therefor or additions thereto, together with any interest, stock rights, rights to subscribe, dividends, stock dividends, dividends paid in stock, liquidating dividends, new securities and other property to which the Debtor may become entitled by reason of the ownership of the Collateral during the existence of this Agreement. Debtor has contemporaneously with the execution of this Agreement executed an Escrow Agreement naming Morgan Keegan and Company, Inc. as escrow


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agent and depository of the Collateral. The Debtor appoints Escrow Agent its attorney-in-fact for the transfer of the Collateral to the name of the Secured Party in event of default hereunder.

         2. OBLIGATIONS. The security interest and pledge hereby granted and made secures payment and performance of all the Debtor's indebtedness to Secured Party, present and future, which shall include all of the following (hereinafter "Obligations"):

            (a) All indebtedness evidenced by the Debtor's promissory note or notes to the Secured Party of even date herewith.

            (b) All of the Debtor's Obligations under this Agreement.

         3. DIVIDENDS. Unless an event of default occurs as defined herein, the Debtor shall, during the term of this Agreement, be entitled to receive any and all dividends or other income from the Collateral; provided, however, that upon the occurrence of any event of default, the Secured Party may, at its option, give notice to the Escrow Agent in accordance with the terms and conditions of the Escrow Agreement and receive the pledged shares. All dividends and other amounts received by Secured Party as a result of its record ownership of the pledged shares shall be applied to the payment of the Obligations secured hereby.

          4. VOTING RIGHTS. Unless an event of default occurs as defined herein, the Debtor shall be entitled to vote all corporate shares constituting any portion of the Collateral on all corporate questions. Upon the occurrence of an event of default, the Secured Party may, at its option, vote all shares held by it on all corporate questions.

          5. REPRESENTATIONS. Debtor warrants and represents that there are no restrictions upon the transfer of any of the pledged shares other than may appear on the face of the certificates and that the Debtor has the right to transfer such shares free of any encumbrances and without



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obtaining the consent of other shareholders or, if such consent is required, that same has been obtained.

          6. ADJUSTMENTS. In the event that during the term of this Agreement any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of any corporation in which shares are hereby pledged or any subscription warrant or other option is exercisable with respect to the pledged shares, all new, substituted or additional shares or other securities issued by reason of any such change or option shall be delivered to Escrow Agent as additional collateral under the terms of this Agreement and the Escrow Agreement in the same manner as the shares originally pledged.

          7. DEFAULT. Default hereunder shall occur on the happening of any one or more of the following events:

             (a) Nonpayment when due, whether by acceleration or otherwise, of any Obligation.

             (b) If the Debtor: (1) files a bankruptcy petition or for the approval of a plan of reorganization or arrangement under the Bankruptcy Code (as now exists or as may be amended from time to time); (2) is unable or admits in writing the inability to pay his indebtedness as it becomes due; (3) makes an assignment for the benefit of creditors; (4) has a receiver appointed voluntarily or otherwise for his property; (5) is adjudicated a bankrupt; or, (6) becomes insolvent, defaults in the payment of any indebtedness to any other person or entity or permits the time of payment of any other indebtedness to become accelerated.



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             (c) Default in the performance of any of the terms of this
                 Agreement or the terms of the Promissory Notes.

          8. REMEDIES. On the happening of any default hereunder, the Secured Party's sole remedy shall be to take possession and ownership of said stock serving as collateral. Debtor shall execute all documents necessary and appropriate to effectuate such transfer.

          9. POSSESSION OF COLLATERAL. The Collateral shall be held by Escrow Agent which, for purposes of KRS 355.9-305, shall be deemed to be possession by the Secured Party.

          10. MISCELLANEOUS.

             (a) This instrument shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, including all matters of construction, validity and performance.

             (b) In construing this document neuter pronouns shall be
                 substituted for those masculine in form and vice-versa and plural terms shall be substituted for those singular and singular for plural in any place in which the context so requires. If there be more than one Debtor, their Obligations hereunder shall be joint and several.

             (c) No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on any future occasions.

             (d) Any carbon, photographic or other reproduction of this
                 Agreement or a financing statement hereof shall be sufficient to use and to file as a financing statement of this Agreement or for purposes of giving notice to any agent pursuant to KRS 355.9-305.




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          11. DEBTOR'S ACKNOWLEDGMENT. The Debtor hereby acknowledges receipt of a true copy of this Agreement and that all blank spaces were filled in prior to the Debtor's signing of this Agreement.


          IN TESTIMONY WHEREOF, witness the signatures of the parties hereto on the date first above entered.

                                   DEBTOR:


                                   CITIZENS FIRST CORPORATION


                                   BY: /s/ Mary D. Cohron
                                      --------------------------------------


                                   SECURED PARTY:

                                   FIRST SECURITY BANK OF LEXINGTON

                                   BY:  /s/ R. Greg Kessinger
                                       -------------------------------------


COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN

         I, the undersigned, a Notary Public in and for the Commonwealth and County aforesaid, do hereby certify that Mary Cohron did personally appear before me, after being duly sworn, declared that she is the president of Citizens First Corporation and that she acknowledged and executed the foregoing Security Agreement and Stock Pledge as the president of said Corporation for and on behalf of said Corporation and that all statements contained therein are true as of this 8th day of October, 1998.



                                           /s/ Keith M. Carwell
                                          -------------------------------------
                                          NOTARY PUBLIC, KY STATE-AT-LARGE

                                          MY COMMISSION EXPIRES: 2-11-2002
                                                                ---------------


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COMMONWEALTH OF KENTUCKY

COUNTY OF Warren
         -----------------

          I, the undersigned, a Notary Public in and for the Commonwealth and County aforesaid, do hereby certify that Greg Kessinger did personally appear before me, after being duly sworn, declared that _he is the Senior Vice President of First Security Bank of Lexington and that _he acknowledged and executed the foregoing Security Agreement and Stock Pledge as the Senior Vice President of said Bank for and on behalf of First Security Bank of Lexington and that all statements contained therein are true as of this 8th day of October, 1998.

                                      /s/ Keith M. Carwell
                                      -----------------------------------------
                                      NOTARY PUBLIC, Ky. State-at-Large

                                      My Commission Expires:  2-11-2002
                                                             ------------------



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